Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Highmore Managed Volatility Fund

Institutional Class HMVZX

Advisor Class HMVQX

A Series of Series Portfolios Trust

September 7, 2017

Supplement to the Prospectus dated November 1, 2016, as supplemented and Summary Prospectus dated January 9, 2017

Series Portfolios Trust (the “Trust”) and Highmore Group Advisors, LLC (the “Adviser”) have obtained an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits the Adviser, subject to certain conditions, and with approval of the Board of Trustees of the Trust (the “Board”), to enter into a new, or materially amend the terms of an existing, sub-advisory agreement, without obtaining shareholder approval.

Pursuant to the Order, the Board approved the following sub-advisers for the Fund:

Investment Sub-Advisory Agreement with FT AlphaParity, LLC.
At a meeting held on April 13, 2017, the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) approved an investment sub-advisory agreement, effective June 20, 2017, among the Trust, on behalf of the Fund, Highmore Group Advisors, LLC (the “Adviser), and FT AlphaParity, LLC, located at 430 Park Avenue, 12th Floor, New York, NY 10022.

Trading Sub-Advisory Agreement with Centurion Investment Management LLC.
At a meeting held on July 20, 2017, the Board approved a trading sub-advisory agreement, effective August 1, 2017, among the Trust, on behalf of the Fund, the Adviser, and Centurion Investment Management LLC, located at 200 South Executive Drive, Brookfield, WI 53005.

An information statement has been provided to shareholders of record with respect to the above, and will be available on the Fund’s website (http://www.highmorefunds.com/) until at least December 6, 2017.

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You should read this Supplement in conjunction with the Prospectus filed on November 1, 2016, as supplemented, and the Summary Prospectus filed on January 9, 2017.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund at 844-HMRFUND (844-467-3863).

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Highmore Managed Volatility Fund

Institutional Class HMVZX

Advisor Class HMVQX

A Series of Series Portfolios Trust

September 7, 2017

Supplement to the Statement of Additional Information
dated November 1, 2016, as supplemented

Effective August 1, 2017, Centurion Investment Management LLC serves as a trading sub-advisor to the Highmore Managed Volatility Fund (the “Fund”). Accordingly, the fifth paragraph of “The Fund’s Investment Advisor and Sub-Advisors” section of the SAI is deleted in its entirety and replaced with the following:

THE FUND’S INVESTMENT ADVISOR, SUB-ADVISORS AND TRADING SUB-ADVISORS

As of the date of this SAI, FT AlphaParity, LLC, located at One International Place, 25th Floor, Boston, MA 02110; Carmika Partners, LLP, located at 24 Rochester Mews, London, United Kingdom NW1 9JB; and Rosen Capital Advisors, LLC, located at 11835 W. Olympic Blvd., Suite 625E, Los Angeles, CA 90064 have been selected as the Fund’s Sub-Advisors. Centurion Investment Management LLC, located at 200 South Executive Drive, Brookfield, WI 53005, has been selected as a Trading Sub-Advisor for the Fund and is registered with the Commodities Futures Trading Commission as a commodity trading advisor.  The Sub-Advisors and Trading Sub-Advisor separately manage portions of the Fund’s assets using the sub-strategies described in the Prospectus. The Advisor is responsible for allocating the Fund’s assets among one or more of the Sub-Advisors and Trading Sub-Advisor and may also manage a portion of the Fund’s assets directly.  FT AlphaParity, LLC is a wholly-owned subsidiary of Franklin Templeton Institutional, LLC which, by virtue of its ownership, is controlled by Franklin Resources, Inc.  Manjeet S. Mudan and Martin Vestergaard are considered to be control persons of Carmika Partners, LLP by virtue of their individual ownership of at least 25% of the firm.  John K. Rosen is considered to be a control person of Rosen Capital Advisors, LLC by virtue of his status as managing member and control person of Rosen Zeinali Holdings LLC, a firm which itself owns over 25% of Rosen Capital Advisors, LLC.  Stefan Behling and Umran Zia are each considered to be a control person of Centurion Investment Management LLC by virtue of their individual ownership of at least 25% of the firm.

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You should read this Supplement in conjunction with the Statement of Additional Information filed November 1, 2016, as supplemented.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund at 844-HMRFUND (844-467-3863).

Please retain this Supplement for future reference.